[GRAPHIC OMITTED]

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 1999

                                  *  *  *  *  *

  MORNINGSTAR RATED[TRADE MARK} GABELLI GLOBAL TELECOMMUNICATIONS FUND 5 STARS
        OVERALL AND FOR THE THREE-YEAR PERIOD ENDED 12/31/99 AMONG 3469
       DOMESTIC EQUITY FUNDS, AND FOR THE FIVE-YEAR PERIOD ENDED 12/31/99
                       AMONG 2180 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      During 1999, telecommunications stocks were once again one of the best performing industry groups worldwide. The three powerful forces that propelled telecommunications stocks throughout this decade--technology, deregulation, and consolidation--remain intact. We believe these forces will continue to make selective telecommunications stock investing productive in the new millennium.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, The Gabelli Global Telecommunications Fund's (the "Fund") total return was 30.95%. The Salomon Smith Barney Global Telecommunications Index and Morgan Stanley Capital International World Free Index of global equity markets had total returns of 47.59% and 17.35%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up an impressive 80.27% for 1999. The Salomon Smith Barney Global Telecommunications Index and Morgan Stanley World Free Index rose 75.77% and 26.82%, respectively, over the same twelve-month period.

      For the five-year period ended December 31, 1999, the Fund's total return averaged 32.32% annually versus average annual total returns of 33.08% and 19.19% for the Salomon Smith Barney Global Telecommunications Index and Morgan Stanley World Free Index, respectively. Since inception on November 1, 1993 through December 31, 1999, the Fund had a cumulative total return of 302.44%, which equates to an average annual total return of 25.32%.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                           Quarter
                             ------------------------------------
                              1st        2nd      3rd       4th         Year
                             ------    ------    ------    ------      ------
1999:   Net Asset Value .... $19.18    $21.95    $22.88    $26.95      $26.95
        Total Return .......  15.4%     14.4%      4.2%     31.0%       80.3%
--------------------------------------------------------------------------------
1998:   Net Asset Value .... $15.91    $16.22    $14.48    $16.62      $16.62
        Total Return .......  19.4%      1.9%    (10.7)%    24.0%       34.8%
--------------------------------------------------------------------------------
1997:   Net Asset Value .... $11.29    $13.17    $14.22    $13.32      $13.32
        Total Return .......   0.1%     16.7%      7.9%      4.6%       31.9%
--------------------------------------------------------------------------------
1996:   Net Asset Value .... $11.72    $12.16    $11.73    $11.28      $11.28
        Total Return .......   5.4%      3.8%     (3.5)%     3.3%        9.0%
--------------------------------------------------------------------------------
1995:   Net Asset Value ....  $9.77    $10.29    $11.12    $11.12      $11.12
        Total Return .......   0.4%      5.3%      8.1%      1.6%       16.2%
--------------------------------------------------------------------------------
1994:   Net Asset Value ....  $9.68     $9.62    $10.38     $9.73       $9.73
        Total Return .......  (5.1)%    (0.6)%     7.9%     (5.3)%      (3.7)%
--------------------------------------------------------------------------------
1993:   Net Asset Value ....     --        --         --   $10.20      $10.20
        Total Return .......     --        --         --     3.0%(b)     3.0%(b)
--------------------------------------------------------------------------------

   --------------------------------------------------
      Average Annual Return - December 31, 1999 (a)
      ---------------------------------------------
   1 Year ...................................  80.27%
   5 Year ...................................  32.32%
   Life of Fund (b) .........................  25.32%

   --------------------------------------------------

                  Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999       $2.940             $26.31
December 28, 1998       $1.310             $16.38
December 30, 1997       $1.550             $13.28
December 31, 1996       $0.840             $11.28
December 29, 1995       $0.182             $11.12
December 30, 1994       $0.095             $ 9.73
December 31, 1993       $0.102             $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on November 1, 1993. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
      THE GABELLI GLOBAL TELECOMMUNICATIONS FUND, THE SALOMON SMITH BARNEY GLOBAL TELECOMMUNICATIONS INDEX AND THE MORGAN STANLEY WORLD FREE INDEX

                               [GRAPHIC OMITTED]

[Line graph omitted--plot points as follows]

               Gabelli Global                Salomon Smith Barney          Morgan Stanley World
          Telecommunications Fund       Global Telecommunications Index          Free Index
11/1/93           $10,000                          $10,000                       $10,000
12/93              10,300                           10,045                         9,993
12/94               9,919                            9,555                        10,496
12/95              11,530                           10,794                        12,538
12/96              12,568                           12,307                        14,193
12/97              16,573                           15,011                        16,322
12/98              22,332                           21,611                        19,908
12/99              40,258                           37,986                        25,247

*Past performance is not predictive of future performance.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of December 31, 1999. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/99

[Pie chart omitted--plot points as follows]

                        United States           38.3%
                        Europe                  15.7%
                        Canada                   6.9%
                        Japan                    5.1%
                        Asia/Pacific Rim         3.6%
                        Latin America            3.0%
                        Cash                    27.4%

                     HOLDINGS BY INDUSTRY SECTOR - 12/31/99

[Pie chart omitted--plot points as follows]

                        Wireless/Satellite      23.2%
                        Local                   14.1%
                        Networks                14.5%
                        Cable/Media              9.1%
                        Equipment                4.7%
                        Long distance            4.4%
                        Utilities                1.3%
                        Broadband                0.7%
                        Business Services        0.6%
                        Cash                    27.4%

COMMENTARY

CLEAR CONNECTIONS

      The broadly defined telecommunications group and our Fund have performed extremely well in recent years, with portfolio holdings in different sectors of the industry and in different international markets taking turns as primary performance contributors. This year, portfolio holdings from virtually every telecommunications industry sector and from markets around the globe contributed to the Fund's exceptional performance. We had the highest stock picking batting average (the number of portfolio holdings closing the year with positive returns/total portfolio holdings at year-end) in the Fund's history. Amazingly, approximately 25% of the Fund's portfolio holdings had gains in excess of 100% this year. The Fund, quite literally, was clicking on all cylinders in 1999.

      However, several sectors still deserve special mention. This was the year in which wireless (cellular) communications stocks and wireless equipment manufacturers finally captivated investors. Omnipoint, Rural Cellular, Aerial Communications, Leap Wireless, Sprint PCS, and Nextel Communications all finished in the top 15 on our performance list. The three largest manufacturers of cellular telephone handsets, Nokia, Ericsson, and Motorola, more than doubled. The leading wireless infrastructure company, Lucent Technologies, also posted a solid gain. Costs for wireless communications services are coming down rapidly and eventually will be quite competitive with traditional wireline services. Wireless data transmission technology has progressed swiftly. We now have Internet access through cellular telephones and at some point in the not so distant future we should be able to link our personal computers to the Internet via wireless systems. Clearly, investors now have a better appreciation of the enormous global growth potential of wireless voice and data services.

      We must also cite our portfolio friends from Japan, Southeast Asia, and Latin America. These stocks were restrained by their respective country/region's general economic and stock market malaise in 1998. Stocks from these regions rebounded quite nicely in 1999, and with relatively few exceptions, were major contributors to portfolio performance.

      Paraphrasing Frank Sinatra's classic hit My Way, our portfolio regrets this year were "too few to mention". AT&T and Time Warner provided modest returns after several great performance years. Regional Bell Operating Companies BellSouth and SBC Communications suffered small losses. Emerging market telecommunications holdings Pakistan Telecommunications, Hellenic
Telecommunications, and Cable & Wireless Jamaica declined substantially.

A NEW MILLENNIUM INDUSTRY

      Sector funds (mutual funds devoted exclusively to one industry) have traditionally been very volatile, with a year or two of terrific performance followed by periods of very disappointing returns. We believe the Global Telecommunications Fund will be an exception to this trend. Why? Because modern telecommunications systems are absolutely essential to competing effectively on the global economic stage. The telecommunications industry has made tremendous progress in recent years. However, the industry is still in its infancy in terms of developing seamless global systems. As regulatory barriers continue to crumble around the world, and companies continue to develop new and better technologies for cost efficient voice and data transmission, the telecommunications industry will continue to grow and attract investment capital.

      There will be winners and losers in the telecommunications industry. It will be our challenge to differentiate between those companies that will prosper and those that will fall behind. We think we are up to the task. We are not suggesting the Fund will be able to deliver the kind of returns it has achieved in recent years. However, we do not believe there is any other industry with such favorable long term growth and profit prospects.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1999.

AERIAL COMMUNICATIONS INC. (AERL - $60.875 - NASDAQ) is an 82%-owned subsidiary of Telephone & Data Systems that has Personal Communications Services ("PCS") access covering 26.2 million people. On September 20, Aerial agreed to be acquired by VoiceStream Wireless (VSTR - $142.3125 - Nasdaq) in a $3.3 billion stock transaction. TDS's ownership of Aerial will be converted to VoiceStream stock, resulting in TDS owning more than 36 million shares of VSTR. Upon consummation of the Aerial and Omnipoint acquisitions, VoiceStream will emerge as a major national PCS carrier with licenses covering over 250 million people.

CENTURYTEL INC. (CTL - $47.375 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.2 million access lines in the South and Midwest. Century Telephone also has over 700,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CTL has added seven states, ten cellular markets and 640,000 access lines to its business base. The acquired operations have nearly doubled Century's revenues. The company recently announced that it is acquiring about 460,000 access lines in 3 states for $1.5 billion. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier (CLEC) operations.

COMMONWEALTH TELEPHONE ENTERPRISES INC. (CTCO - $52.875 - NASDAQ; CTCOB - $63.00
- NASDAQ), located in Dallas, Pennsylvania, provides local, long distance and other telecommunications services in rural areas of Pennsylvania. CTCO was formed as the result of a restructuring of C-Tec Corp. in 1997. The company currently has over 300,000 access lines and is expanding into competitive local exchange carrier ("CLEC") businesses.

LIBERTY MEDIA GROUP (LMG'A - $56.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $43.50 - NYSE) and are now traded on the New York Stock Exchange.

MANNESMANN AG (MMN - $243.75 - FRANKFURT STOCK EXCHANGE) is a Germany-based conglomerate with market leading operations in engineering, automotive, and telecommunications. Mannesmann has focused on its telecommunications activities in recent years. Today, it holds majority stakes in two of the top three European mobile operators, Omnitel in Italy and Mannesmann D2 in Germany. It also has a 15% stake in SFR, the French mobile operator, and recently won the fourth mobile license in Austria. As of November, it has a majority stake in Orange plc. Mannesmann is active in fixed network communications as the 1 competitor in Germany, Italy, France and Austria. The company is currently the target of a hostile takeover attempt by Vodafone AirTouch, plc.

TELECOM ITALIA MOBILE SPA (TIM.MI - $11.17 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to 15 million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

TELEPHONE & DATA SYSTEMS INC. (TDS - $126.00 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $100.9375 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $60.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On September 20, 1999, VoiceStream Wireless (VSTR - $142.3125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. will begin offering additional classes of Fund shares in March 2000. For existing shareholders, Class AAA shares remain no-load. At the same time, however, different types and combinations of sales charge arrangements for Class A, Class B and Class C shares are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that the institution of multiple classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, the offering of additional classes of Fund shares will not diminish the ability of existing and future shareholders to purchase and redeem Class AAA shares at net asset value.

IN CONCLUSION

      Last year's exceptional performance is already yesterday's news. While we are sure you appreciate what the Fund has done for you in recent years, you are no doubt also asking what will the Fund do for you tomorrow. We will strive to identify the best investment opportunities in one of the best growth industries in the world. We are confident that our efforts should continue to produce attractive returns for shareholders.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

                                   Sincerely,


            /s/ signature                            /s/ signature
            MARIO J. GABELLI, CFA                    MARC J. GABELLI
            Portfolio Manager and                    Associate Portfolio Manager
            Chief Investment Officer


                                                     /s/ signature
                                                     IVAN ARTEAGA, CFA
                                                     Associate Portfolio Manager

January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------

Telephone & Data Systems Inc.                         Mannesmann AG
Cable & Wireless plc                                  CenturyTel Inc.
Associated Group Inc.                                 Liberty Media Group
Commonwealth Telephone Enterprises                    Aerial Communications Inc.
Telecom Italia Mobile Spa                             BCE Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                   MARKET
     SHARES                                            COST         VALUE
     ------                                            ----        ------
               COMMON STOCKS -- 71.6%
               BROADCASTING -- 0.4%
     25,000    CanWest Global
                  Communications Corp. ..........  $    345,737  $    279,688
     10,000    Chris-Craft Industries Inc.+ .....       697,263       721,250
     50,000    Paxson Communications
                  Corp.+ ........................       554,920       596,875
      1,000    TiVo Inc.+ .......................        16,000        33,750
                                                   ------------  ------------
                                                      1,613,920     1,631,563
                                                   ------------  ------------
               BUSINESS SERVICES -- 0.6%
      9,000    Carlisle Holdings Ltd.+ ..........        48,250       108,000
      8,000    Convergys Corp.+ .................       107,102       246,000
     20,000    Donnelley (R.H.) Corp. ...........       272,932       377,500
      2,000    EarthLink Network Inc.+ ..........        45,250        85,000
     35,000    IDT Corp.+ .......................       510,535       660,625
     12,000    PNV.net Inc. .....................       204,000        98,250
      1,000    StarTek Inc.+ ....................        24,300        36,250
     12,600    Vivendi ..........................       566,512     1,137,780
                                                   ------------  ------------
                                                      1,778,881     2,749,405
                                                   ------------  ------------
               CABLE  -- 5.8%
     20,000    Adelphia Communications
                  Corp., Cl. A+ .................       666,075     1,312,500
     11,500    Austar United Communications
                  Ltd.+ .........................        40,409        46,053
     55,000    Cablevision Systems Corp.,
                  Cl. A+ ........................     1,265,412     4,152,500
     20,000    Charter Communications
                  Inc., Cl. A+ ..................       380,000       437,500
     27,000    Comcast Corp., Cl. A .............       214,182     1,292,625
     27,000    Comcast Corp., Cl. A, Special ....       214,182     1,365,188
     11,550    Cox Communications Inc.+ .........       407,138       594,825
     75,000    MediaOne Group Inc.+ .............     2,650,360     5,760,937
     41,250    NTL Inc.+ ........................       857,121     5,145,937
     25,090    Telewest Communications
                  plc, ADR+ .....................       441,142     1,386,222
     71,000    UnitedGlobalCom Inc., Cl. A+ .....       694,260     5,014,375
     10,000    Videotron Groupe .................       125,234       169,726
                                                   ------------  ------------
                                                      7,955,515    26,678,388
                                                   ------------  ------------
               COMMUNICATIONS EQUIPMENT -- 4.4%
    200,000    Allen Telecom Inc.+ ..............     1,004,999     2,312,500
    120,000    Champion Technology
                  Holdings, ADR .................        81,258        42,452
     15,000    Communications Systems Inc. ......       148,852       195,000
      8,000    Ericsson (L.M.) Telefon AB .......        55,422       525,500
     12,000    Gemstar International
                  Group Ltd.+ ...................       116,992       855,000


                                                                     MARKET
     SHARES                                            COST          VALUE
     ------                                            ----          ------
      5,000    General Instrument Corp.+ ........   $    76,830   $   425,000
      2,500    General Semiconductor Inc. .......        33,120        35,469
     17,000    GN Store Nord A/S ................       378,416       839,773
      3,500    L-3 Communications
                  Holdings Inc.+ ................        77,000       145,687
     10,000    Lucent Technologies Inc. .........       114,818       748,125
     35,000    Mannesmann AG ....................     3,204,729     8,531,409
      2,000    Motorola Inc. ....................        91,237       294,500
      7,000    Nokia Corp., Cl. A, ADR ..........        67,091     1,330,000
     25,000    Nortel Networks Corp. ............       225,312     2,525,000
     12,000    Scientific-Atlanta Inc. ..........       197,408       667,500
        500    Siemens AG, ADR ..................        23,625        63,960
    300,000    Time Engineering Berhad+ .........       316,448       114,474
     15,000    TNT Post Group NV, ADR ...........       198,278       429,375
                                                   ------------  ------------
                                                      6,411,835    20,080,724
                                                   ------------  ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.0%
        100    El Sitio Inc. ....................         3,212         3,675
      2,500    Korea Thrunet Co. Ltd., Cl. A+ ...        45,000       169,687
     25,000    Pacific Century CyberWorks Ltd. ..        59,778        58,211
                                                   ------------  ------------
                                                        107,990       231,573
                                                   ------------  ------------
               DIVERSIFIED INDUSTRIAL -- 0.1%
     20,000    Hutchison Whampoa Ltd. ...........       198,387       290,731
                                                   ------------  ------------
               ENERGY AND UTILITIES -- 1.3%
    100,000    Conectiv Inc. ....................     1,883,243     1,681,250
    100,000    El Paso Electric Co.+ ............       895,000       981,250
      3,000    E'Town Corp. .....................       187,175       186,750
     12,000    Florida Public Utilities Co. .....       212,312       204,000
      3,000    FPL Group Inc. ...................       126,587       128,438
      5,000    Montana Power Co. ................       142,250       180,312
     50,000    SCANA Corp. ......................     1,244,150     1,343,750
      3,000    SJW Corp. ........................       358,650       360,750
     10,000    United Water Resources Inc. ......       335,725       341,875
     20,000    WICOR Inc. .......................       589,750       583,750
                                                   ------------  ------------
                                                      5,974,842     5,992,125
                                                   ------------  ------------
               ENTERTAINMENT  -- 2.1%
     23,462    Ascent Entertainment
                  Group Inc.+ ...................       177,530       297,674
      2,200    Liberty Digital Inc.+ ............        57,575       163,350
    143,000    Liberty Media Group, Cl. A+ ......     1,753,108     8,115,250
     65,177    Metromedia International
                  Group Inc.+ ...................       573,245       309,591
      2,000    Time Warner Inc. .................       147,600       144,875
      3,000    USA Networks Inc.+ ...............       144,375       165,750
     10,000    Viacom Inc., Cl. A+ ..............       380,138       604,375
                                                   ------------  ------------
                                                      3,233,571     9,800,865
                                                   ------------  ------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                             COST          VALUE
     ------                                             ----          ------
               COMMON STOCKS (Continued)
               Equipment and Supplies -- 0.2%
      6,000    Amphenol Corp., Cl. A+ ............. $    186,477  $    399,375
     20,000    Thyssen Krupp AG+ ..................      367,787       609,386
                                                    ------------  ------------
                                                         554,264     1,008,761
                                                    ------------  ------------
               PUBLISHING -- 0.4%
     15,000    Harcourt General Inc. ..............      571,771       603,750
      5,000    Holdingmaatschappij NV .............      111,100       110,798
     10,000    Media General Inc., Cl. A ..........      500,485       520,000
      8,000    News Corp. Ltd., ADR ...............      179,088       306,000
    100,000    Seat-Pagine Gialle SpA .............       28,390       328,364
                                                    ------------  ------------
                                                       1,390,834     1,868,912
                                                    ------------  ------------
               SATELLITE -- 1.8%
      3,000    American Mobile Satellite Corp.+ ...       38,340        63,188
        500    Asia Satellite Telecommunications
                  Holdings Ltd., ADR ..............        9,753        17,500
      1,000    British Sky Broadcasting
                  Group, ADR ......................       36,400        92,750
     41,879    COMSAT Corp. .......................    1,408,696       832,345
     34,000    General Motors Corp., Cl. H+ .......    1,697,140     3,264,000
     16,000    Globalstar Telecommunications
                  Ltd.+ ...........................       55,725       704,000
     70,000    Loral Space &
                  Communications Ltd.+ ............    1,126,418     1,701,875
     10,000    Orbital Sciences Corp.+ ............      216,731       185,625
      8,000    Pegasus Communications Corp.+ ......      201,990       782,000
     35,500    TCI Satellite Entertainment
                  Inc., Cl. A+ ....................      239,524       568,000
                                                    ------------  ------------
                                                       5,030,717     8,211,283
                                                    ------------  ------------
               TELECOMMUNICATIONS: BROADBAND -- 0.7%
      1,000    Adelphia Business Solutions Inc.+ ..       18,634        48,000
     15,000    BroadWing Inc.+ ....................      146,467       553,125
      4,000    Colt Telecom Group plc+ ............       31,875       816,000
      3,500    Davel Communications
                  Group Inc.+ .....................       27,898        16,625
     10,000    Golden Telecom Inc. ................      102,392       320,000
     32,000    GST Telecommunications Inc.+ .......      394,000       290,000
     18,000    ICG Communications Inc+ ............      238,475       337,500
      5,000    Intermedia Communications Inc.+ ....       58,807       194,062
      1,500    Jazztel plc, ADR+ ..................       26,171        97,688
      7,000    McLeodUSA Inc., Cl. A+ .............       61,390       412,125
      5,000    Startec Global
                  Communications Corp.+ ...........       40,321       106,875
     10,000    USN Communications Inc.+ ...........       19,252            10
                                                    ------------  ------------
                                                       1,165,682     3,192,010
                                                    ------------  ------------


                                                                       MARKET
     SHARES                                             COST           VALUE
     ------                                             ----           ------
               TELECOMMUNICATIONS: LOCAL -- 14.0%
    198,675    Aliant Inc.+ .......................  $ 2,705,514   $ 3,440,856
      2,000    Allegiance Telecom Inc.+ ...........       28,500       184,500
     47,000    Alltel Corp. .......................    1,453,329     3,886,313
     22,000    AT&T Canada Inc., Cl. B+ ...........      653,599       885,500
     15,200    Atlantic Tele-Network Inc. .........      129,263       139,650
     20,008    Bell Atlantic Corp. ................      877,729     1,231,742
     50,000    BellSouth Corp. ....................      745,371     2,340,625
    180,000    CenturyTel Inc. ....................    6,001,106     8,527,500
        500    Cia Riograndense Telecom ...........          310           155
    430,000    Citizens Utilities Co., Cl. B+ .....    4,230,198     6,100,625
    120,817    Commonwealth Telephone
                  Enterprises Inc.+ ...............    3,145,389     6,388,199
     40,500    Commonwealth Telephone
                  Enterprises Inc., Cl. B+ ........      494,914     2,561,625
     13,500    CoreComm Ltd.+ .....................       73,858       801,562
      7,000    E.Spire Communications Inc. ........       47,813        40,687
     25,000    Eircom plc .........................      100,958       107,020
     12,000    Electric Lightwave Inc., Cl. A+ ....      122,938       225,000
    150,000    First Pacific Co. Ltd. .............       90,040       115,778
     15,000    First Pacific Co. Ltd., ADR ........       54,312        58,371
      9,520    Global Telesystems Group Inc.+ .....       83,339       329,630
     50,000    GTE Corp. ..........................    2,305,516     3,528,125
     20,000    QuebecTel Group Inc. ...............      153,660       197,437
     72,000    RCN Corp.+ .........................      646,485     3,492,000
    290,000    Rogers Communications Inc.,
                  Cl. B+ ..........................    3,116,990     7,177,500
     70,000    SBC Communications Inc. ............    1,302,309     3,412,500
      9,000    Shenandoah
                  Telecommunications Co. ..........      217,188       303,750
     10,000    Sonera Group Oyj ...................      236,972       685,434
      4,600    Tele Centro Sul Participacoes
                  SA, ADR .........................      268,866       417,450
     23,000    Tele Norte Leste Participacoes
                  SA, ADR .........................      368,349       586,500
     20,000    Telecom Argentina Stet-France
                  Telecom SA, ADR .................      444,848       685,000
  1,000,000    Telecom Asia .......................      687,194     1,300,943
     23,000    Telesp Participacoes SA, ADR .......      851,125       562,063
      6,500    Time Warner Telecom Inc.,
                  Cl. A+ ..........................       91,000       324,594
     60,000    US West Inc. .......................    3,488,313     4,320,000
                                                    ------------  ------------
                                                      35,217,295    64,358,634
                                                    ------------  ------------
               TELECOMMUNICATIONS: LONG DISTANCE -- 4.2%
     35,000    AT&T Corp. .........................    1,226,781     1,776,250
     25,000    Call-Net Enterprises Inc.+ .........      236,026       102,182
        270    DDI Corp. ..........................    1,237,907     3,699,716
     23,000    Embratel Participacoes
                  SA, ADR+ ........................      476,687       626,750
     13,500    Esat Telecom Group plc, ADR+ .......      978,189     1,235,250

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                               COST        VALUE
     ------                                               ----        ------
               COMMON STOCKS (Continued)
               TELECOMMUNICATIONS: LONG DISTANCE (CONTINUED)
     68,000    General Communication
                  Inc., Cl. A+ ..................... $    300,202  $    297,500
     54,000    Global Crossing Ltd.+ ...............      959,477     2,700,000
     14,000    KDD Corp. ...........................      813,222     1,940,296
     12,000    MCI WorldCom Inc.+ ..................      229,975       636,750
      8,000    MIDCOM Communications Inc.+ .........        6,958           300
     45,000    Philippine Long Distance
                  Telephone Co., ADR ...............    1,232,100     1,164,375
     11,660    Qwest Communications
                  International Inc.+ ..............       45,262       501,380
      5,000    RSL Communications Ltd., Cl. A+ .....      108,125        85,625
     40,000    Sprint Corp. ........................      484,192     2,692,500
      8,000    Teleglobe Inc. ......................       60,486       182,335
      5,000    Telegroup Inc.+ .....................       20,540             5
     50,000    VDC Communications Inc.+ ............      183,675       115,625
     34,000    Viatel Inc.+ ........................      406,323     1,823,250
                                                     ------------  ------------
                                                        9,006,127    19,580,089
                                                     ------------  ------------
               TELECOMMUNICATIONS: NATIONAL -- 14.2%
     82,000    BCE Inc. ............................    1,700,269     7,395,375
     71,079    BCT.Telus
                   Communications Inc. .............    1,343,713     1,730,812
     92,000    BCT.Telus
                   Communications Inc., Cl. A ......    1,963,491     2,221,129
      1,000    British Telecommunications
                  plc, ADR .........................       53,925       238,000
     15,000    Cable & Wireless plc ................      200,153       254,167
    283,333    Cable & Wireless plc, ADR ...........    8,616,778    14,998,941
     34,000    Cable & Wireless
                  Communications plc, ADR+ .........    1,180,091     2,380,000
     30,000    Cable & Wireless HKT Ltd., ADR ......      569,621       873,750
  9,600,000    Cable & Wireless Jamaica Ltd. .......      406,750       278,861
     64,000    Compania de Telecomunicaciones
                  de Chile SA, ADR .................      988,703     1,168,000
     16,000    Deutsche Telekom AG, ADR+ ...........      313,538     1,136,000
      2,000    France Telecom SA, ADR ..............       68,975       267,000
      4,707    Hellenic Telecommunications
                  Organization SA ..................       76,629       111,463
      2,200    Hellenic Telecommunications
                  Organization SA, ADR+ ............       32,010        26,263
      8,000    Hungarian Telephone &
                  Cable Corp.+ .....................       54,232        57,500
         80    Japan Telecom Co. Ltd. ..............    1,328,442     3,210,336
      5,000    Korea Telecom Corp. .................      183,166       788,199
     15,000    KPN NV, ADR .........................      272,243     1,441,875
        500    Magyar Tavkozlesi Rt, ADR ...........        9,650        18,000
        237    Nippon Telegraph &
                  Telephone Corp. ..................    2,324,781     4,059,411


                                                                       MARKET
     SHARES                                               COST         VALUE
     ------                                               ----         ------
     11,000    Nippon Telegraph &
                  Telephone Corp., ADR .............  $   474,688    $  947,375
        800    Pakistan Telecommunications,
                  GDR (a) ..........................       98,166        33,504
     60,000    Portugal Telecom SA, ADR ............      233,785       652,500
     21,600    PT Telekomunikasi
                  Indonesia, ADR ...................      229,279       237,600
      7,000    Rostelecom, ADR .....................       56,366       118,125
    100,000    Singapore
                  Telecommunications Ltd. ..........      196,150       206,545
     53,000    Swisscom AG, ADR ....................    1,890,025     2,146,500
     20,000    Tele Danmark A/S, ADR ...............      333,831       755,000
     21,000    Telecom Corporation of
                  New Zealand Ltd., ADR ............      502,962       808,500
    190,000    Telecom Italia SpA ..................      448,033     2,679,286
     18,500    Telecom Italia SpA, ADR .............      535,665     2,590,000
     23,000    Telecomunicacoes Brasileiras
                  SA, ADR ..........................       21,668           359
  6,578,531    Telecomunicacoes de Sao Paulo
                  SA (Telesp) ......................      101,286        91,076
  3,355,677    Telecomunicacoes de Rio de
                  Janeiro SA (Telerj) ..............      148,557        83,219
     68,340    Telefonica SA, ADR ..................      909,826     5,386,046
     20,000    Telefonica de Argentina SA,
                  Cl. B, ADR .......................      525,649       617,500
    500,000    Telefonica del Peru, Cl. B ..........      722,310       651,275
      3,000    Telefonica del Peru, ADR ............       46,663        40,125
     31,000    Telefonos de Mexico SA,
                  Cl. L, ADR .......................    1,185,988     3,487,500
    304,000    Telekom Malaysia Berhad .............    1,432,905     1,176,000
      2,400    Telestra Corp. Ltd., ADR ............       47,304        65,400
      8,075    Thai Telephone &
                  Telecom, GDR+ (a) ................      100,542         8,075
      3,000    Veba AG .............................      126,255       145,799
                                                     ------------  ------------
                                                       32,055,063    65,582,391
                                                     ------------  ------------
               WIRELESS COMMUNICATIONS -- 21.4%
     40,000    ABC Communications
                  Holdings Ltd. ....................       20,301        10,420
    130,000    Aerial Communications Inc.+ .........      743,431     7,913,750
     33,400    Associated Group Inc., Cl. A+ .......      483,480     3,047,750
     42,000    Associated Group Inc., Cl. B+ .......      667,565     3,864,000
        500    Bouygues Group ......................       58,707       317,787
        500    Celular CRT Participacoes ...........          206            87
      3,500    Centennial Cellular Corp., Cl. A+ ...      117,210       290,063
      2,000    Clearnet Communications Inc.,
                  Cl. A+ ...........................       25,000        68,750
     80,090    CommNet Cellular Inc.+ ..............    1,711,406     2,572,891
     35,000    CP Pokphand, ADR+ ...................      259,575        24,763

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                     MARKET
     SHARES                                              COST        VALUE
     ------                                              ----        ------
               COMMON STOCKS (Continued)
               Wireless Communications (Continued)
      5,300    Easycall Group+ ..................   $      8,992  $      1,287
     23,000    EchoStar Communications
                  Corp., Cl. A+ .................        155,746     2,242,500
    250,000    Europolitan Holdings AB ..........        229,475     4,407,616
     42,988    Grupo Iusacell SA, Nuevo ADR .....        478,228       642,133
     26,000    Himachal Futuristic (a) ..........        141,200     1,239,875
     24,000    Jasmine International+ ...........        117,135        14,496
     47,000    Leap Wireless International Inc.+         349,750     3,689,500
     28,000    Libertel NV+ .....................        549,584       733,278
      1,500    Metrocall Inc.+ ..................         11,138         2,531
     17,000    NEXTEL Communications
                  Inc., Cl. A+ ..................        375,124     1,753,125
        250    NTT Mobile Communications
                  Network Inc. ..................      2,814,619     9,616,326
     38,000    Omnipoint Corp.+ .................        438,983     4,583,750
     55,000    Price Communications Corp.+ ......         74,679     1,529,688
     10,000    PT Indonesia Satellite, ADR ......        146,877       216,250
    147,000    Rogers Cantel Mobile
                  Communications Inc., Cl. B+ ...      1,798,748     5,347,125
     21,000    Rural Cellular Corp., Cl. A+ .....        247,793     1,900,500
     70,000    Securicor Group plc                                     179,783
    151,183    SK Telecom Co. Ltd., ADR .........      1,752,702     5,801,663
     10,000    Sprint Corp. (PCS Group)+ ........         84,112     1,025,000
     80,000    Technology Resources Industries ..        309,067        49,474
      2,300    Tele Celular Sul
                  Participacoes SA, ADR .........         37,449        73,025
      7,666    Tele Centro Oeste Celular
                  Participacoes SA, ADR .........         22,224        49,829
        460    Tele Leste Celular
                  Participacoes SA, ADR .........         12,153        19,550
      1,150    Tele Nordeste Celular
                  Participacoes SA, ADR .........         16,568        58,075
        460    Tele Norte Celular
                  Participacoes SA, ADR .........          7,079        19,751
      4,600    Tele Sudeste Celular
                  Participacoes SA, ADR .........        140,230       178,538
      5,000    Telecel-Comunicacaoes
                  Pessoais SA, ADR ..............         67,584        87,178
    785,000    Telecom Italia Mobile SpA ........      2,438,182     8,768,768
      2,000    TeleCorp PCS Inc. ................         40,000        76,000
      1,150    Telemig Celular Participacoes
                  SA, ADR .......................         30,497        53,116
    145,000    Telephone & Data Systems Inc. ....      6,140,908    18,270,000
    938,570    Telesp Celular SA ................          2,665        50,397
      9,200    Telesp Celular Participacoes
                  SA, ADR .......................        284,292       389,850
      4,000    Teligent Inc., Cl. A .............         90,000       247,000
     20,000    Total Access
                   Communications plc+ ..........        126,250        78,800



                                                                     MARKET
     SHARES                                              COST        VALUE
     ------                                              ----        ------
        200    Tritel Inc., Cl. A+ ..............   $      3,600  $      6,338
     11,000    United States Cellular Corp+ .....        337,879     1,110,313
     10,000    Vimpel Communications, ADR+ ......        166,000       446,250
     70,000    Vodafone AirTouch plc, ADR .......        925,777     3,465,000
      2,000    VoiceStream Wireless Corp.+ ......         15,706       284,625
      5,000    Western Wireless Corp., Cl. A+ ...         51,248       333,750
     20,000    Winstar Communications Inc.+ .....        770,247     1,505,000
                                                    ------------  ------------
                                                      25,897,371    98,657,314
                                                    ------------  ------------
               TOTAL COMMON STOCKS ..............    137,592,294   329,914,768
                                                    ------------  ------------

               PREFERRED STOCKS -- 0.8%
               CABLE -- 0.4%
     18,000    Tele-Communications Inc., Cl. B,
                  6.00% Cv. Pfd., Ser. E ........      1,234,246     1,854,000
                                                    ------------  ------------
               ENTERTAINMENT -- 0.0%
      1,500    Metromedia International
                  Group Inc.,
                  7.25% Cv. Pfd. ................         61,513        45,000
                                                    ------------  ------------
               TELECOMMUNICATIONS: LOCAL -- 0.1%
      5,000    Citizens Utilities Co.,
                  5.00% Cv. Pfd. ................        250,250       281,875
                                                    ------------  ------------
               TELECOMMUNICATIONS: LONG DISTANCE -- 0.2%
     12,000    Sprint Corp.,
                  8.25% Cv. Pfd. ................        424,102       891,000
                                                    ------------  ------------
               TELECOMMUNICATIONS: NATIONAL -- 0.1%
     10,000    Philippine Long Distance
                  Telephone Co.,
                  $3.50 Cv. Pfd. ................        497,200       476,250
        500    Telecomunicacoes de Parana
                  SA, Pfd. ......................            164           163
    221,568    Telecommunicacoes de Sao Paulo
                  SA (Telesp), Pfd. .............          9,633         5,372
                                                    ------------  ------------
                                                         506,997       481,785
                                                    ------------  ------------
               WIRELESS COMMUNICATIONS -- 0.0%
  3,355,677    Telerj Celular SA, Pfd., Cl. B+ ..        118,824        92,692
     40,900    Telesp Celular SA, Pfd., Cl. B ...         40,511         3,238
                                                    ------------  ------------
                                                         159,335        95,930
                                                    ------------  ------------
               TOTAL PREFERRED STOCKS ...........      2,636,443     3,649,590
                                                    ------------  ------------
PRINCIPAL
 AMOUNT
---------
               CORPORATE BONDS -- 0.2%
               TELECOMMUNICATIONS: NATIONAL -- 0.2%
$ 1,000,000    Telekom Malaysia Berhad,
                  Sub. Deb. Cv.
                  4.00%, 10/03/04 (a) ...........      1,000,051       867,500
                                                    ------------  ------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
PRINCIPAL                                                            MARKET
 AMOUNT                                                 COST         VALUE
---------                                               ----         ------
               CORPORATE BONDS (Continued)
               WIRELESS COMMUNICATIONS -- 0.0%
$   250,000    Technology Resources Industries,
                  Sub. Deb. Cv.
                  2.75%, 11/28/04 (a) ............  $    250,000  $    188,750
                                                    ------------  ------------
               TOTAL CORPORATE BONDS .............     1,250,051     1,056,250
                                                    ------------  ------------

               U.S. TREASURY OBLIGATIONS -- 27.5%
126,805,000    U.S. Treasury Bills,
                      5.04% to 5.49%++,
                      due 01/13/00 to 03/30/00 ...   126,413,142   126,416,130
                                                    ------------  ------------
                   TOTAL
                      INVESTMENTS -- 100.1% ......  $267,891,930   461,036,738
                                                    ============
                   Other Assets and
                      Liabilities (Net) -- (0.1)% ..............      (553,905)
                                                                   -----------
                   NET ASSETS -- 100.0%
                      (17,087,806 shares outstanding) ..........  $460,482,833
                                                                  ============
                   NET ASSET VALUE,
                      Offering and Redemption
                      Price Per Share ..........................        $26.95
                                                                        ======

----------
                   For Federal income tax purposes:
                   Aggregate cost ..............................  $267,946,078
                                                                  ============
                   Gross unrealized appreciation ...............  $197,040,383
                   Gross unrealized depreciation ...............    (3,949,723)
                                                                  ------------
                   Net unrealized appreciation .................  $193,090,660
                                                                  ============


PRINCIPAL                                            SETTLEMENT   NET UNREALIZED
 AMOUNT                                                 DATE       DEPRECIATION
---------                                            ----------   --------------
               FORWARD FOREIGN EXCHANGE CONTRACTS
6,874,651(b)   Deliver Hong Kong Dollars
                  in exchange for
                  USD 872,750 ...................     08/24/00       $(9,227)
----------

(a) Security exempt from registration under Rule 144A of the Security Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the market value of Rule 144A securities amounted to $2,337,704 or 0.5% of net assets.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.

                                              % OF
                                             MARKET                   MARKET
GEOGRAPHIC DIVERSIFICATION                    VALUE                    VALUE
--------------------------                   ------                ------------
North America ...........................     72.6%                $334,513,446
Europe ..................................     15.7%                  72,454,834
Japan ...................................      5.1%                  23,473,459
Asia/Pacific Rim ........................      3.6%                  16,851,676
Latin America ...........................      3.0%                  13,743,323
                                             -----                 ------------
                                             100.0%                $461,036,738
                                             =====                 ============

                See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $267,891,930) ................       $461,036,738
   Cash and foreign currency, at value
      (Cost $797,849) .......................................            815,364
   Dividends and interest receivable ........................            209,580
   Receivable for Fund shares sold ..........................          2,555,286
                                                                    ------------
   TOTAL ASSETS .............................................        464,616,968
                                                                    ------------
LIABILITIES:
   Payable for investments purchased ........................          2,279,865
   Payable for Fund shares redeemed .........................          1,236,365
   Payable for investment advisory fees .....................            373,115
   Payable for distribution fees ............................             93,279
   Net unrealized depreciation on
      forward foreign exchange contracts ....................              9,227
   Other accrued expenses ...................................            142,284
                                                                    ------------
   TOTAL LIABILITIES ........................................          4,134,135
                                                                    ------------
   NET ASSETS applicable to 17,087,806
      shares outstanding ....................................       $460,482,833
                                                                    ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ..............................       $     17,088
   Additional paid-in capital ...............................        267,152,780
   Accumulated net investment income ........................             10,142
   Accumulated net realized gain on investments
      and foreign currency transactions .....................            148,542
   Net unrealized appreciation on investments
      and foreign currency transactions .....................        193,154,281
                                                                    ------------
   TOTAL NET ASSETS .........................................       $460,482,833
                                                                    ============
   NET ASSET VALUE, offering and redemption
      price per share ($460,482,833 / 17,087,806
      shares outstanding; 200,000,000
      shares authorized of $0.001 par value) ................             $26.95
                                                                          ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $66,147) ..............       $  1,869,057
   Interest .................................................          2,994,889
                                                                    ------------
   TOTAL INVESTMENT INCOMe ..................................          4,863,946
                                                                    ------------
EXPENSES:
   Investment advisory fees .................................          2,777,193
   Distribution fees ........................................            694,299
   Shareholder services fees ................................            328,422
   Shareholder communications expenses ......................             89,848
   Registration fees ........................................             84,595
   Custodian fees ...........................................             70,540
   Legal and audit fees .....................................             46,250
   Directors' fees ..........................................              6,114
   Miscellaneous expenses ...................................              1,594
                                                                    ------------
   TOTAL EXPENSES ...........................................          4,098,855
                                                                    ------------
   NET INVESTMENT INCOME ....................................            765,091
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments
      and foreign currency transactions .....................         44,606,953
   Net change in unrealized appreciation
      on investments and foreign currency
      transactions ..........................................        130,159,461
                                                                    ------------
   NET REALIZED AND UNREALIZED GAIN ON
      INVESTMENTS AND FOREIGN CURRENCY
      TRANSACTIONS ..........................................        174,766,414
                                                                    ------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................       $175,531,505
                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                       -----------------   -----------------
OPERATIONS:
    Net investment income ............................................   $     765,091       $     118,684
    Net realized gain on investments and foreign currency transactions      44,606,953          12,504,671
    Net change in unrealized appreciation on investments
      and foreign currency transactions ..............................     130,159,461          29,961,404
                                                                         -------------       -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............     175,531,505          42,584,759
                                                                         -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ............................................        (694,537)           (106,321)
    Net realized gain on investments .................................     (44,606,953)        (12,347,446)
    In excess of net realized gain on investments ....................         (81,718)                 --
                                                                         -------------       -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............................     (45,383,208)        (12,453,767)
                                                                         -------------       -------------
CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets from capital share transactions .......     160,271,806          22,060,115
                                                                         -------------       -------------
    NET INCREASE IN NET ASSETS .......................................     290,420,103          52,191,107
NET ASSETS:
    Beginning of period ..............................................     170,062,730         117,871,623
                                                                         -------------       -------------
    End of period ....................................................   $ 460,482,833       $ 170,062,730
                                                                         =============       =============

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices.Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin".Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to decrease accumulated undistributed net investment income for $60,412 and increase accumulated undistributed net realized gain on investments and foreign currency transactions for $60,672 with an offsetting adjustment to additional paid-in capital.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets.In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $694,299, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $132,680,749 and $128,626,203, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $118,939 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 1999.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                          YEAR ENDED                        YEAR ENDED
                                                      DECEMBER 31, 1999                 DECEMBER 31, 1998
                                               ------------------------------    ------------------------------
                                                  SHARES           AMOUNT           SHARES           AMOUNT
                                               -------------    -------------    -------------    -------------
Shares sold ................................      15,551,539    $ 345,718,455        9,903,141    $ 155,442,024
Shares issued upon reinvestment of dividends       1,659,579       43,658,087          733,357       12,011,861
Shares redeemed ............................     (10,357,284)    (229,104,736)      (9,252,964)    (145,393,770)
                                               -------------    -------------    -------------    -------------
       Net increase ........................       6,853,834    $ 160,271,806        1,383,534    $  22,060,115
                                               =============    =============    =============    =============

9. NEW SHARE CLASSES. On December 7, 1998, the Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. On July 22, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained. The New Share Classes are currently not being offered to the public.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                         YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------
                                                        1999         1998         1997           1996         1995
                                                      --------     --------     --------       --------     --------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ..........   $  16.62     $  13.32     $  11.28       $  11.12     $   9.73
                                                      --------     --------     --------       --------     --------
    Net investment income .........................       0.05         0.01         0.00(a)        0.05         0.06
    Net realized and unrealized gain
        on investments ............................      13.22         4.60         3.59           0.95         1.51
                                                      --------     --------     --------       --------     --------
    Total from investment operations ..............      13.27         4.61         3.59           1.00         1.57
                                                      --------     --------     --------       --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income .........................      (0.05)       (0.01)          --          (0.05)       (0.06)
    Net realized gain on investments ..............      (2.88)       (1.30)       (1.55)         (0.79)       (0.12)
    In excess of net realized gain
        on investments ............................      (0.01)          --           --             --           --
                                                      --------     --------     --------       --------     --------
    Total distributions ...........................      (2.94)       (1.31)       (1.55)         (0.84)       (0.18)
                                                      --------     --------     --------       --------     --------
    NET ASSET VALUE, END OF PERIOD ................   $  26.95     $  16.62     $  13.32       $  11.28     $  11.12
                                                      ========     ========     ========       ========     ========
    Total return+ .................................      80.3%        34.8%        31.9%           9.0%        16.2%
                                                      ========     ========     ========       ========     ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ..........   $460,483     $170,063     $117,872       $108,544     $122,845
    Ratio of net investment income
        to average net assets .....................      0.28%        0.08%        0.01%          0.34%        0.53%
    Ratio of operating expenses
        to average net assets (b) .................      1.48%        1.60%        1.78%          1.72%        1.75%
    Portfiolio turnover rate ......................        60%          20%           9%             7%          24%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Telecommunications Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Telecommunications Fund of Gabelli Global Series Funds, Inc. at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 11, 2000                         /s/ Grant Thornton LLP

--------------------------------------------------------------------------------

                  1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.885 per share and long term capital gains totaling $2.055 per share. For the fiscal year ended December 31, 1999, 9.23% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 22.08%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Telecommunications Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.

--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

        Mario J. Gabelli, CFA                  Karl Otto Pohl
        CHAIRMAN AND CHIEF                     FORMER PRESIDENT
        INVESTMENT OFFICER                     DEUTSCHE BUNDESBANK
        GABELLI ASSET MANAGEMENT INC.

        Felix J. Christiana                    Werner J. Roeder, MD
        FORMER SENIOR VICE PRESIDENT           MEDICAL DIRECTOR
        DOLLAR DRY DOCK SAVINGS BANK           LAWRENCE HOSPITAL

        Anthony J. Colavita                    Anthonie C. van Ekris
        ATTORNEY-AT-LAW                        MANAGING DIRECTOR
        ANTHONY J. COLAVITA, P.C.              BALMAC INTERNATIONAL, INC.

        John D. Gabelli
        SENIOR VICE PRESIDENT
        GABELLI & COMPANY, INC.


                         OFFICERS AND PORTFOLIO MANAGERS

        Mario J. Gabelli, CFA                  Marc J. Gabelli
        PRESIDENT AND CHIEF                    ASSOCIATE PORTFOLIO MANAGER
        INVESTMENT OFFICER

        Bruce N. Alpert                        James E. McKee
        VICE PRESIDENT AND TREASURER           SECRETARY







                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB401Q499SR


                                                [PHOTO OF MARIO GABELLI OMITTED]

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999